UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 14, 2023

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

On November 14, 2023, Park National Corporation (“Park”) completed the sale of an aggregate of $291 million in available-for-sale debt securities (“AFS”), which resulted in a net loss on the sale of debt securities of $7.9 million ($6.3 million, net of tax). This transaction consisted of two components and enabled the pursuit of two simultaneous strategic objectives. The first component of the transaction involved the sale of an aggregate of $207 million of fixed rate debt securities at a net loss on the sale of debt securities of $6.6 million with the proceeds used primarily to reduce borrowings. The yield on the AFS debt securities sold was 3.41% and the estimated savings on borrowings expense is 5.50%. The estimated time to earn back this loss is approximately 1.7 years, compared to the estimated weighted average remaining life of the AFS debt securities sold of 2.9 years. The second component of the transaction involved the sale of an aggregate of $84 million of variable rate debt securities at a net loss on the sale of debt securities of $1.3 million with the proceeds used primarily to fund new loan growth as well as reduce Park's overall risk exposure to a declining interest rate environment. The yield on the AFS debt securities sold was 7.00% and the estimated yield on new loan production is 8.17% (based on the third quarter 2023 blended loan origination yield). The estimated time to earn back this loss is approximately 1.5 years, compared to the estimated weighted average remaining life of the AFS debt securities sold of 3.9 years. Additionally, Park estimates the new loan production to fund over the next two quarters. In total, the yield on the AFS debt securities sold was 4.44%, the estimated yield on new loan production is 8.17% (based on the third quarter 2023 blended loan origination yield) and the estimated savings on borrowings expense is 5.50%, resulting in a net yield benefit of 1.83% with an earn back period of approximately 1.6 years, compared to the estimated weighted average remaining life of the AFS debt securities sold of 3.2 years.

Park anticipates that this transaction will add $3.8 million ($4.8 million pre-tax) to net income in 2024, while net interest margin is expected to improve by 15 basis points and return on average assets by 7 basis points. Additionally, this transaction will assist Park in its objective to remain below $10.0 billion in total assets at December 31, 2023.

Park investment securities portfolio does not include any held-to-maturity debt securities.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives;
•current and future economic and financial market conditions, either nationally or in the states in which Park and our subsidiaries do business, that may reflect deterioration in business and economic conditions, including the effects of higher unemployment rates or labor shortages, the impact of persistent inflation, the impact of continued elevated interest rates, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, United States ("U.S.") fiscal debt, budget and tax matters, geopolitical matters (including the impact of the Russia-Ukraine conflict and associated sanctions and export controls as well as the Israel-Hamas conflict), and any slowdown in global economic growth, any of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including changes in real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance;
•the effect of monetary and other fiscal policies (including the impact of money supply, ongoing increasing market interest rate policies and policies impacting inflation, of the Federal Reserve Board, the U.S. Treasury and other governmental agencies) as well as disruption in the liquidity and functioning of U.S. financial markets, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce net interest margins;
•changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance;
•the impact of the changes in federal, state and local governmental policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation that may increase tax rates, government shutdown, infrastructure spending and social programs;
•changes in laws or requirements imposed by Park's regulators impacting Park's capital actions, including dividend payments and stock repurchases;

•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behaviors, changes in business and economic conditions, legislative and regulatory initiatives, or other factors may be different than anticipated;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness, and Park's expectations regarding future credit losses and our allowance for credit losses, may be different than anticipated due to the continuing impact of and the various responses to inflationary pressures and continued elevated interest rates;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and Park's ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, Federal Deposit Insurance Corporation insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry;
•Park's ability to meet heightened supervisory requirements and expectations;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling which may prove unreliable, inaccurate or not predictive of actual results;
•the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions;
•Park's ability to anticipate and respond to technological changes and Park's reliance on, and the potential failure of, a number of third-party vendors to perform as expected, including Park's primary core banking system provider, which can impact Park's ability to respond to customer needs and meet competitive demands;
•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•Park's ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the impact on Park's business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of the adequacy of Park's intellectual property protection in general;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations, closing of border crossings and changes in the relationship of the U.S. and its global trading partners);
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the effect of a fall in stock market prices on Park's asset and wealth management businesses;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims, the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries, and liabilities and business restrictions resulting from litigation and regulatory investigations;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities (especially in light of the Russia-Ukraine conflict and the Israel-Hamas conflict) on the economy and financial markets generally and on us or our counterparties specifically;
•the potential further deterioration of the U.S. economy due to financial, political, or other shocks;
•the effect of healthcare laws in the U.S. and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results;
•the impact of larger or similar-sized financial institutions encountering problems, such as the recent closures of Silicon Valley Bank in California, Signature Bank in New York, First Republic Bank in California, and Heartland Tri-State Bank in Kansas, which may adversely affect the banking industry and/or Park's business generation and retention, funding and liquidity, including potential increased regulatory requirements and increased reputational risk and potential impacts to macroeconomic conditions;
•Park's continued ability to grow deposits or maintain adequate deposit levels in light of the recent bank failures;
•unexpected outflows of deposits which may require Park to sell investment securities at a loss;
•and other risk factors relating to the financial services industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 and in "Item 1A. Risk Factors" of Part II of Park’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: November 15, 2023	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer